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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: February 13, 2001
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                      (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Information.

     On February 13, 2001, MetLife, Inc., a Delaware corporation, issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Exhibits.

99.1 Press Release of MetLife, Inc., dated February 13, 2001 regarding fourth quarter and full-year 2000 results.

99.2 Press Release of MetLife, Inc., dated February 13, 2001 regarding approval of the acquisition of Grand Bank, N.A.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: February 13, 2001








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1     Press Release of MetLife, Inc., dated February 13, 2001 regarding fourth quarter and full-year 2000 results.

99.2 Press Release of MetLife, Inc., dated February 13, 2001 regarding approval of the acquisition of Grand Bank, N.A.